                                                                    EXHIBIT 99.1

                                  CONFIDENTIAL
                                  ------------







                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES




                    NOVEMBER 1998 FINANCIAL REPORTING PACKAGE


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                    NOVEMBER 1998 FINANCIAL REPORTING PACKAGE

                                    Contents

SCHEDULE                                                                    PAGE
--------                                                                    ----

November 1998 Month
       - Income Statement                                                      1
       - Balance Sheet                                                         2
       - Cash Flow Statement                                                   3

November 1998 YTD
       - Income Statement                                                      4
       - Cash Flow Statement                                                   5

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                      NOVEMBER 1998 MONTH INCOME STATEMENT
                                    UNAUDITED
                                 (in thousands)

                                                              ACTUAL
                                                              ------
Net sales
  Wholesale                                                  $12,427
  Retail                                                       3,622
                                                             -------
  Total                                                       16,049

Cost of sales                                                 10,892
                                                             -------

Gross profit                                                   5,157
  %                                                             32.1%

Operating expenses
  Design                                                         312
  General and administrative                                   1,692
  Advertising                                                    187
  Coop - advertising                                             514
  Selling                                                      1,159
  Selling - Retail                                             1,800
  Distribution                                                   881
                                                             -------
  Total                                                        6,545
                                                             -------

Income (Loss) before
  interest and taxes (EBIT)                                   (1,388)

Interest expense                                                 409
Reorganization cost                                              248
                                                             -------
Pretax loss                                                   (2,045)

Taxes                                                             30

                                                             -------
Net loss                                                     $(2,075)
                                                             =======


EBIT                                                         $(1,388)

Depreciation                                                     455
                                                             -------

EBITDAR                                                      $  (933)
                                                             =======


                                       (1)

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                    BALANCE SHEETS FOR THE PERIODS INDICATED
                                    UNAUDITED
                                 (in thousands)

                                                                AS OF
                                                          NOVEMBER 24, 1998
                                                          -----------------

                                                               ACTUAL
                                                               ------
ASSETS
Current assets
   Cash and cash equivalents                                 $   6,117
   Accounts receivable, net                                     22,614
   Inventories, net                                             62,667
   Other current assets                                          2,276
   Insurance receivable                                          3,939
                                                             ---------
         Total current assets                                   97,613
Property, plant & equipment, net                                32,377
Other assets                                                     4,558
                                                             =========
   TOTAL ASSETS                                              $ 134,548
                                                             =========
LIABILITIES
Current liabilities
   Liabilities not subject to compromise
    Current Liabilities:
        Accounts payable                                     $   8,919
        Accrued expenses                                        13,673
         Cash collateral loan                                   29,637
         Revolver                                               13,310
                                                             ---------
             Total current liabilities                          65,539
   Liabilities subject to compromise                           215,844
   Other liabilities                                               558
                                                             ---------
   TOTAL LIABILITIES                                           281,941
                                                             ---------
EQUITY
Stock                                                                5
Paid in capital                                                 40,899
Accumulated deficit                                           (173,178)
Year to date loss                                              (15,119)
                                                             ---------
   TOTAL  DEFICIT                                             (147,393)

                                                             =========
         TOTAL LIABILITIES AND DEFICIT                       $ 134,548
                                                             =========


                                       (2)

                    MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                   NOVEMBER 1998 MONTH STATEMENT OF CASH FLOWS
                                    UNAUDITED
                                 (in thousands)

                                                                                           ACTUAL
                                                                                           ------
OPERATING ACTIVITIES

Net loss                                                                                  $(2,075)
Adjustments to reconcile net loss to net cash
    used in operating activities:
     Depreciation and amortization                                                            455
     Changes in operating assets and liabilities:
       (Increase) Decrease in accounts receivable                                            (318)
       Decrease in inventories                                                              1,044
       Decrease in prepaid expenses and other assets                                          179
       Increase in insurance receivable                                                      (593)
       Increase in accounts payable, accrued expenses, taxes and sundry
        liabilities                                                                           807
                                                                                          -------
Net cash (used in) provided by operating activities                                          (501)
                                                                                          -------


INVESTING ACTIVITIES
Additions for Vallodolid expansion                                                           (340)
Assets lost in Higuey fire, included in insurance receivable above                            277

Additions to property, plant and equipment (Net)                                             (325)
                                                                                          -------
Net cash used in investing activities                                                        (388)
                                                                                          -------

FINANCING ACTIVITIES
Net borrowings (repayments) under revolving credit loan                                     2,847
                                                                                          -------
Net cash provided by (used in) financing activities                                         2,847
                                                                                          -------

Increase in cash                                                                            1,958
Cash at beginning of period                                                                 4,159
                                                                                          -------
Cash at end of period                                                                     $ 6,117
                                                                                          =======



                                       (3)

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                       NOVEMBER 1998 YTD INCOME STATEMENT
                                    UNAUDITED
                                 (in thousands)


                                                                     ACTUAL
                                                                     ------
Net sales
   Wholesale                                                       $ 144,531
   Retail                                                             47,805
                                                                   ---------
   Total                                                             192,336

Cost of sales                                                        131,659
                                                                   ---------

Gross profit                                                          60,677
   %                                                                    31.5%

Operating expenses
   Design                                                              3,591
   General and administrative                                         16,235
   Advertising                                                         1,543
   Coop - advertising                                                  4,606
   Selling                                                            12,750
   Selling - Retail                                                   18,623
   Distribution                                                       10,650
                                                                   ---------
   Total                                                              67,998
                                                                   ---------
 Loss before
   interest and taxes (EBIT)                                          (7,321)

Interest expense                                                       4,794
Reorganization cost                                                    2,552
                                                                   ---------
Pretax loss                                                          (14,667)

Taxes                                                                    452

                                                                   ---------
Net loss                                                           $ (15,119)
                                                                   =========


EBIT                                                               $  (7,321)

Depreciation                                                           4,428
                                                                   ---------

EBITDAR                                                            $  (2,893)
                                                                   =========



                                       (4)

                    MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                    NOVEMBER 1998 YTD STATEMENT OF CASH FLOWS
                                    UNAUDITED
                                 (in thousands)


                                                                                                  ACTUAL
                                                                                                  ------
OPERATING ACTIVITIES

Net loss                                                                                         $(15,119)
Adjustments to reconcile net loss to net cash used in
   operating activities:
     Depreciation and amortization                                                                  4,428
     Changes in operating assets and liabilities:
       Increase in accounts receivable                                                             (5,665)
       Decrease in inventories                                                                      7,735
       Decrease in prepaid expenses and other assets                                                1,972
       Increase in insurance receivable                                                            (3,939)
       Increase (decrease) in accounts payable, accrued expenses, taxes and sundry
         liabilities                                                                                3,843
                                                                                                 --------
Net cash used in operating activities                                                              (6,745)
                                                                                                 --------


INVESTING ACTIVITIES
Additions for Vallodolid expansion                                                                   (908)
Assets lost in Higuey fire, included in insurance receivable above                                  1,008
Additions to property, plant and equipment (Net)                                                   (2,759)
                                                                                                 --------
Net cash used in investing activities                                                              (2,659)
                                                                                                 --------

FINANCING ACTIVITIES
Net borrowings under revolving credit loan                                                          8,420
                                                                                                 --------
Net cash provided by financing activities                                                           8,420
                                                                                                 --------

Decrease in cash                                                                                     (984)
Cash and Cash Equivalents at beginning of year                                                      7,101
                                                                                                 --------
Cash and Cash Equivalents at end of period                                                       $  6,117
                                                                                                 ========



                                       (5)